UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2024

NATURE’S MIRACLE HOLDING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

858 N Central Ave Upland, CA	91786
(Address of registrant’s principal executive office)	(Zip code)

(949) 798-6260

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NMHI	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 17, 2024, Nature’s Miracle Holding Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a certain investor (the “Purchaser”) pursuant to which the Company sold, in a private placement, a $180,000 convertible note (the “Note”) with an original issue discount of $27,500 and a warrant (the “Warrant”) to purchase up to 217,500 shares of common stock (the “Warrant Shares”) of the Company at an exercise price of $0.87 per share. As consideration for entering into the Securities Purchase Agreement, the Company issued a total of 180,000 shares (the “Commitment Shares”) to the Purchaser on July 19, 2024. The Warrant is exercisable on July 17, 2024 until five years from July 17, 2024. The total number of Warrant Shares is subject to adjustments for stock splits, recapitalizations and reorganizations.

Pursuant to the Securities Purchase Agreement, at any time on or after July 17, 2024 until the shares underlying the Note, the Warrant Shares and the Commitment Shares (collectively, the “Shares”) may be sold pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), without volume limitation, if the Company intends to file a registration statement with respect to an offering of securities, other than, among other things, an underwritten offering, the Purchaser will be given the opportunity to register the sale of a number of Shares in the registration statement.

In addition, if at any time during the period ending on the sooner of the date the Note is repaid or otherwise satisfied or 18 months after July 17, 2024, the Company proposes to offer or sell any securities, the Company shall offer to the Purchaser the opportunity to purchase up to 10% of such securities. Per the Securities Purchase Agreement, if the Company completes any public offering or private placement of its securities (a “Future Transaction”), the Purchaser may, in its sole discretion, elect to apply as purchase consideration for such Future Transaction: (i) all, or any portion, of the then outstanding principal amount of the Note and any accrued but unpaid interest; and (ii) any securities of the Company then held by the Purchaser at their fair value.

From July 17, 2024 until the date when the Note is no longer outstanding or has been otherwise been satisfied, upon any issuance by the Company or any of its subsidiaries of: (i) debt securities in an amount equal to or less than $500,000, the Purchaser shall have the right to finance 100% of such issuance on the same terms, conditions and price provided for such debt securities; and (ii) securities for cash consideration (a “Subsequent Financing”), the Purchaser may elect, in its sole discretion, to exchange (in lieu of conversion), if applicable, all or some of the securities then held for any securities or units issued in a Subsequent Financing on a $1.00 for $1.00 basis.

If the Company issues or sells any shares of common stock or other securities for a price per share, exercise price, or conversion price, as the case may be, that is less than the current exercise price of the Warrant, subject to exceptions, the exercise price of the Warrant will be adjusted to match the price per share, exercise price, or conversion price, in the issuance, as applicable.

The Securities Purchase Agreement contained customary warranties and representations. The offering closed on July 19, 2024.

The issuance of the Note, the Warrant and the Commitment Shares were made pursuant to the exemption from the registration requirements under the Securities Act under Section 4(a)(2) promulgated thereunder due to the fact the offering of the Note, the Warrant and the Commitment Shares did not involve a public offering of securities.

The foregoing descriptions of the Securities Purchase Agreement and the Warrant are not intended to be complete and are qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the Warrant, respectively, copies of which are filed as Exhibits 10.1 and 10.3 hereto and incorporated by reference herein.

The information set forth in Item 2.03 of this Current Report on Form 8-K regarding the issuance and description of the material terms of the Note is incorporated herein by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Company issued the Note dated as of July 17, 2024 to the Purchaser on July 19, 2024 which is convertible into shares of common stock of the Company. If the Company fails to make an Amortization Payment, the Company will have the right to convert the Amortization Payment at a conversion price equal to the lower of (i) $0.40 and (ii) 80% of the lowest closing price in the 10 Trading Days prior to the conversion, subject to a floor price of $0.10. The maturity date of the Note is 12 months from July 17, 2024 (“Maturity Date”). The Note accrues interest at an annual rate of 12%, commencing on July 17, 2024 and payable on the Maturity Date. The Company may repay all and not less than all of the Outstanding Principal Amount by paying 118% of the Principal Amount then being prepaid, provided that the Company provides at least 10 Trading Days’ written notice to the Purchaser. The total number of shares underlying the Note is subject to adjustments for stock splits, recapitalizations and reorganizations.

If, at any time while the Note is outstanding, (i) the Company issues or sells, subject to exceptions, any common stock for a consideration per share less than the Floor Price in effect on the date of issuance, then immediately upon the Dilutive Issuance, the Floor Price will be reduced to the amount of the consideration per share received by the Company in such Dilutive Issuance or (ii) there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving the common stock (each, a “Share Combination Event”) and the Event Market Price is less than the Floor Price then in effect, then on the 16th Trading Day immediately following such Share Combination Event, the Floor Price then in effect on such 16th Trading Day shall be reduced (but in no event increased) to the Event Market Price.

The foregoing description of the Note is not intended to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein. Capitalized terms not otherwise defined in this Item 2.03 have the meaning given to them in the Note.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the use of Section 4(a)(2) as an exemption from the registration requirements under the Securities Act for the issuance of the Note is incorporated herein by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated as of July 17, 2024, by and between Nature’s Miracle Holding Inc. and the investor
10.2	Convertible Promissory Note dated as of July 17, 2024, issued by Nature’s Miracle Holding Inc.
10.3	Common Stock Purchase Warrant dated as of July 17, 2024, issued by Nature’s Miracle Holding Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2024

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer

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